Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2013
Property and Equipment
Schedule of property and equipment

	December 31,
	2012	2013
Laboratory equipment	$1,853,685	1,853,685
Computers and software	416,606	509,109
Office equipment and furniture	185,044	193,781
Leasehold improvements	1,680,125	1,718,922

Total property and equipment	4,135,460	4,275,497
Less accumulated depreciation and amortization	(3,225,659)	(3,932,438)

Property and equipment, net	$909,801	$343,059